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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                       May 21, 1996     (May 21, 1996)
             --------------------------------------------------
              Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
             --------------------------------------------------
             (Exact name of registrant as specified in charter)


       TENNESSEE                   1-10160                    62-0859007
- ------------------------        --------------           --------------------
(State of incorporation)         (Commission              (I.R.S. Employer
                                 File Number)             Identification No.)


                    UNION PLANTERS ADMINISTRATIVE CENTER
                         7130 GOODLETT FARMS PARKWAY
                          MEMPHIS, TENNESSEE 38018
                  ----------------------------------------
                  (Address of principal executive offices)



     Registrant's telephone number, including area code: (901) 383-6000
                                                        ---------------


                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     Union Planters Corporation (the "Corporation") has entered into a definitive agreement to acquire Leader Financial Corporation ("LFC"). This acquisition is considered probable and meets the test for a significant subsidiary. Item 7 below presents the unaudited interim consolidated financial statements for LFC as of and for the three months ended March 31, 1996 and 1995. Reference is also made to the Corporation's Current Report on Form 8-K dated March 8, 1996, which contains the Agreement and Plan of Merger dated as of March 8, 1996 by and between Union Planters Corporation and Leader Financial Corporation and April 1, 1996 which contains LFC's audited consolidated financial statements for the years ended December 31, 1995, 1994, and 1993.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS


(c)       Exhibits

          99   Additional Exhibits

          (a)  Leader Financial Corporation and Subsidiary Unaudited
               Interim Consolidated Financial Statements as of and for the three months ended March 31, 1996 and 1995

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
               1.   Consolidated Statements of Financial Condition
                    as of March 31, 1996 and December 31, 1995                                    1

               2.   Consolidated Statements of Operations for the
                    three months ended March 31, 1996 and 1995                                    2

               3.   Consolidated Statements of Stockholders' Equity
                    for the three months ended March 31, 1996                                     3

               4.   Consolidated Statements of Cash Flows for the
                    three months ended March 31, 1996 and 1995                                    4

               5.   Notes to Consolidated Financial Statements                                    5



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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                               Union Planters Corporation
                                          ------------------------------------
                                                       Registrant



Date:       May 21, 1996                          /s/ Jack W. Parker
       --------------------               ------------------------------------
                                                    Jack W. Parker
                                                Executive Vice President
                                              and Chief Financial Officer





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